UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2014

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On March 14, 2014, BlueLinx Corporation (the “Operating Company”), a wholly-owned subsidiary of BlueLinx Holdings Inc. (the “Registrant”), reached an agreement (the “Seventh Amendment”) with Wells Fargo Bank, National Association successor by merger to Wachovia Bank, National Association (“Wells Fargo”) and the other signatories thereto to amend the terms of its existing Amended and Restated Loan and Security Agreement, dated August 4, 2006, as amended (the “Credit Agreement”).  The Seventh Amendment modifies the Agreement as follows:

(a)	increases the maximum availability by $20 million, from $447.5 million to $467.5 million, for a period of 180 days from the effective date;
(b)	increases the advance rates of eligible accounts receivables and eligible inventory components by 5% each;
(c)	sets interest rates regarding the $20 million increase at prime plus 3.75% or LIBOR plus 5.25%, depending on loan type; and
(d)
changes the excess liquidity the Operating Company is required to maintain to the greater of (a) during the time the $20 million increase is outstanding, $33,195,266, and at all times thereafter, $31,775,148 or (b) the amount equal to twelve and one-half (12.5%) percent of the lesser of (i) the sum of (A) the borrowing base and (B) the borrowing base for the $20 million increase or (ii) $467.5 million, and at all times thereafter, the amount equal to twelve and one-half (12.5%) percent of the lesser of (A) the borrowing base or (ii) $447.5 million.

Except as described above, all other material terms of the Credit Agreement remain unchanged.  The foregoing description of the Seventh Amendment is qualified in its entirety by reference to the Seventh Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

  (d)           Exhibits

Exhibit No.	Description
10.1
The Seventh Amendment, dated March 14, 2014, to the Amended and Restated Loan and Security Agreement, dated August 4, 2006, as amended, by and between the Operating Company, Wells Fargo and the other signatories listed therein.

99.1	Press release, dated March 17, 2014, regarding the Seventh Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.

	By:	/s/ H. Douglas Goforth
H. Douglas Goforth
Chief Financial Officer & Treasurer

Dated: March 17, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1
The Seventh Amendment, dated March 14, 2014, to the Amended and Restated Loan and Security Agreement, dated August 4, 2006, as amended, by and between the Operating Company, Wells Fargo and the other signatories listed therein.

99.1	Press release, dated March 17, 2014, regarding the Seventh Amendment.